Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED & RESTATED CREDIT AGREEMENT (the “Amendment”) is made and entered into as of this 30th day of April, 2009, by and between WEYCO GROUP, INC., a Wisconsin corporation (the “Borrower”) and M&I MARSHALL & ILSLEY BANK (the “Bank”).  All terms not otherwise defined herein shall have the meaning assigned to such terms in the Second Amended and Restated Credit Agreement by and between the Borrower and the Bank, dated as of April 28, 2006, as amended by that certain First Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2007, as amended by that certain Second Amendment to Second Amended & Restated Credit Agreement dated as of April 30, 2008, and as may be further amended, restated or otherwise modified from time to time (the “Agreement”).

RECITALS

The Borrower has requested that the Bank extend the maturity of the Revolving Line of Credit.  The Bank has agreed to such extension, subject to the other terms and conditions contained herein.

AGREEMENT

Now, therefore, the parties hereto agree as follows:

1.           Amendment to Definitions.

(a)	The definition of “Adjusted LIBOR Rate” is amended by deleting the period at the end of the definition and adding the following:

“; provided, however, at no time shall the Adjusted LIBOR Rate be less than three and one half percent (3.5%).”

(b)	The definition of “LIBOR Margin” is amended and restated to read as follows:

“LIBOR Margin” shall mean two hundred (200) basis points.

(c)	The definition of “Prime-based Rate” is amended by deleting the period at the end of the definition and adding the following:

“; provided, however, at no time shall the Prime-based Rate be less than three and one half percent (3.5%).”

(d)	The definition for “Revolving Loan Maturity Date” is amended by replacing the date of “April 30, 2009” with the date “April 30, 2010.”

2.           Amendment of Section 5.1.  Section 5.1(a)(i) is amended and restated in its entirety to read as follows:

(i)           Permit Net Worth at the end of each fiscal quarter to be less than One Hundred Nineteen Million and 00/100 Dollars ($119,000,000.00).

3.           Conditions Precedent.  This Amendment shall become effective upon satisfaction of the conditions set forth in subsections 3 (b) and 3 (c), below, and receipt by Bank of the items set forth in subsections 3 (a) below:

(a)           Two (2) copies of this Amendment duly executed by the Borrower and Bank.

(b)           The representations and warranties made by the Borrower herein, in any of the Credit Documents, or in any certificate, document, financial statement or other statement delivered hereunder are true as of the date hereof.

(c)           No Default or Event of Default has occurred and remains uncured as of the effective date hereof nor will occur upon the consummation of the transactions contemplated herein.

4.           Miscellaneous.

(a)           As provided in Subsection 10.1(f) of the Agreement, the Borrower shall pay or reimburse the Bank for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, including the fees and disbursements of counsel to the Bank, for the preparation hereof and expenses incurred in connection herewith.

(b)           After the date of this Amendment, each reference in the Agreement to “this Agreement” and each reference in each of the Credit Documents to the “Credit Agreement” shall be deemed a reference to the Agreement as amended by this Amendment.

(c)           This Amendment is being delivered and is intended to be performed in the State of Wisconsin and shall be construed and enforced in accordance with the laws of Wisconsin without regard for the principals of conflicts of law.

(d)           Except as expressly modified or amended herein, the Agreement shall continue in effect and shall continue to bind the parties hereto.  This Amendment is limited to the terms and conditions hereof and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement.

(e)           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[The remainder of this page is left intentionally blank.

Counterpart signature pages to follow.]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Second Amended and Restated Credit Agreement, to be effective as of the date first written above.

BORROWER: WEYCO GROUP, INC., a Wisconsin corporation

By:	/s/ John Wittkowske
Name:	John Wittkowske
Title:	Sr. VP-CFO

Third Amendment Signature Page

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Second Amended and Restated Credit Agreement, to be effective as of the date first written above.

BANK: M&I MARSHALL & ILSLEY BANK

By:	/s/ Ronald J. Carey
Name:	Ronald J. Carey
Title:	Vice President

By:	/s/ James R. Miller
Name:	James R. Miller
Title:	SVP

Third Amendment Signature Page